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                                                                    EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K, into Quanta Services, Inc.'s previously filed Registration Statements on Form S-8 (File Nos. 333-47069, 333-56849 and 333-86375) and Form S-3 (File Nos. 333-81419, 333-90961
and 333-39744).



ARTHUR ANDERSEN LLP


Houston, Texas
March 28, 2001